SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 18, 2001
(Date of earliest event reported)

UAL CORPORATION

   (Exact name of registrant as specified in its charter)

            Delaware                  1-6033          36-2675207
   (State or other jurisdiction       (Commission      (I.R.S. Employer
          of incorporation)              File Number)     Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois            60007
         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

UAL Corporation (the "Company") is filing herewith a press release to report earnings for the quarter ended March 31, 2001, as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

     99.1                First Quarter Earnings Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UAL CORPORATION

                                       By:       /s/ Francesca M. Maher
                                       Name:  Francesca M. Maher
                                       Title:    Senior Vice President,
                                                    General Counsel and
                                                    Secretary

Dated:     April 18, 2001